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                                                                     EXHIBIT 4.1


        NUMBER                                                     SHARES
                       800 TRAVEL [LOGO] SYSTEMS. INC.
                            A DELAWARE CORPORATION
     COMMON STOCK


                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                       CUSIP 282506 10 4



THIS CERTIFIES THAT




is the owner of

    FULLY PAID AND NONASSESSABLE SHARES, $.01 PAR VALUE, OF THE COMMON STOCK OF

================================800 TRAVEL SYSTEMS, INC.========================

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney, upon surrender of this certificate properly endorsed.
        This certificate is not valid until countersigned by the Transfer
Agent.
        IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:
      /s/ JERROLD B. SENDROW         COUNTERSIGNED:
      Secretary                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                  By                             TRANSFER AGENT

                              [SEAL]                         AUTHORIZED OFFICER


      /s/ MARK D. MASTRINI
      President


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    THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN -  as joint tenants with                        under Uniform Gifts to
           right of survivorship                        Minors
           and not as tenants                           Act
           in common                                       ------------------
                                                              (State)


   Additional abbreviations may also be used though not in the above list.


        For Value Received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                        Shares
  ----------------------------------------------------------------------
  of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
  --------------------------------------------------------------------
  to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

  Dated
       ---------------------------------


                                   -------------------------------------------
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT
                                           OR ANY CHANGE WHATSOEVER.

  SIGNATURE(S) GUARANTEED:
                           ---------------------------------------------------
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 14Ad-15.